UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)       April 11, 2002
                                                    -------------------------
                                MBNA Corporation
   --------------------------------------------------------------------------
   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
   --------------------------------------------------------------------------
   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
   --------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      -----------------------


   --------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)


Item 5.  Other Events

MBNA Corporation released earnings for the three months ended March 31, 2002 on April 11, 2002, as filed in exhibit 99 under Item 7.

Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99:  Additional Exhibits














































                                                                   Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2002          2001
------------------------------------------------------------------------------
                                                            (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income................................ $    513,276  $    355,134
Provision for possible credit losses...............      359,393       218,840
Other operating income.............................    1,596,266     1,453,343
Other operating expense............................    1,166,695     1,091,151
  Net income.......................................      369,910       311,055

------------------------------------------------------------------------------
PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(b)........................................ $        .43  $        .36
Earnings-assuming dilution(b)......................          .42           .35
Dividends..........................................          .10           .09
Book value.........................................         8.89          7.69

------------------------------------------------------------------------------
RATIOS:

Return on average total assets.....................         3.30%         3.26%
Return on average stockholders' equity.............        19.42         19.12
Average receivables to average deposits............        87.87         76.93
Stockholders' equity to total assets...............        16.74         17.22

Loan Receivables:
  Delinquency(c)(d)................................         4.48          3.58
  Net credit losses(a)(d)..........................         4.76          4.06

Managed Loans:
  Delinquency(d)...................................         4.97          4.60
  Net credit losses(d).............................         5.00          4.35
  Net interest margin(e)...........................         8.84          7.71

------------------------------------------------------------------------------















                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2002          2001
------------------------------------------------------------------------------
                                                            (unaudited)
MANAGED LOAN DATA:

At Period End:
  Loans held for securitization.................... $  8,202,513  $  6,666,017
  Loan portfolio...................................   14,591,952    12,404,928
  Securitized loans................................   72,566,991    68,844,064
                                                    ------------  ------------
    Total managed loans............................ $ 95,361,456  $ 87,915,009
                                                    ============  ============

Average for the Period:
  Loans held for securitization.................... $  9,160,373  $  6,837,225
  Loan portfolio...................................   14,773,432    11,911,022
  Securitized loans................................   72,361,802    69,237,079
                                                    ------------  ------------
    Total managed loans............................ $ 96,295,607  $ 87,985,326
                                                    ============  ============

For the Period:
  Sales and cash advance volume.................... $ 35,165,606  $ 31,798,235

------------------------------------------------------------------------------
MANAGED INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income................................ $  2,275,073  $  1,787,777
Provision for possible credit losses...............    1,278,908       986,563
Other operating income.............................      753,984       788,423
Other operating expense............................    1,166,695     1,091,151
  Net income.......................................      369,910       311,055

------------------------------------------------------------------------------


















                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2002          2001
------------------------------------------------------------------------------
                                                            (unaudited)

BALANCE SHEET DATA AT PERIOD END(a):

Investment securities and money market
 instruments....................................... $  9,246,868  $  5,668,487
Loans held for securitization......................    8,202,513     6,666,017

Credit card loans..................................    8,008,537     8,063,346
Other consumer loans...............................    6,583,415     4,341,582
                                                    ------------  ------------
  Total loans......................................   14,591,952    12,404,928
Reserve for possible credit losses.................     (908,186)     (565,700)
                                                    ------------  ------------
  Net loans........................................   13,683,766    11,839,228

Total assets.......................................   46,510,495    39,263,281
Total deposits.....................................   27,207,875    24,185,871
Stockholders' equity...............................    7,786,211     6,760,981

------------------------------------------------------------------------------
AVERAGE BALANCE SHEET DATA(a):

Investment securities and money market
 instruments....................................... $  8,081,258  $  6,120,959
Loans held for securitization......................    9,160,373     6,837,225

Credit card loans..................................    8,157,111     7,744,128
Other consumer loans...............................    6,616,321     4,166,894
                                                    ------------  ------------
  Total loans......................................   14,773,432    11,911,022
Reserve for possible credit losses.................     (878,806)     (530,798)
                                                    ------------  ------------
  Net loans........................................   13,894,626    11,380,224

Total assets.......................................   45,397,932    38,647,395
Total deposits.....................................   27,238,338    24,369,752
Stockholders' equity...............................    7,723,375     6,597,332
------------------------------------------------------------------------------











                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                                       For the Three Months
                                                          Ended March 31,
                                                        2002          2001
------------------------------------------------------------------------------
                                                            (unaudited)

Weighted average common shares outstanding (000)...      851,996       851,840
Weighted average common shares outstanding and
 common stock equivalents (000)....................      874,049       878,402
------------------------------------------------------------------------------
NOTES:
(a) For purposes of comparability, certain prior period amounts have been reclassified.
(b) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee and director stock options. MBNA Corporation has no other common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) As reported in September 2001, MBNA Corporation initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. These measures provided assistance for Customers who were not delinquent and may not have received their statement in a timely manner or may have had delivery of their payment delayed. These measures did not affect accounts already reported as delinquent. MBNA Corporation's charge-off policy was unaffected. MBNA Corporation's actions postponed some Customers' accounts from becoming delinquent for 30 days and, subsequently, without these measures some accounts that would have charged off in February 2002 charged off in March 2002. The delinquency ratios at March 31, 2002 and the net credit loss ratios for the three months ended March 31, 2002 were unaffected by these measures. The effect of these measures concluded in March 2002 and will not impact the net credit loss and delinquency ratios thereafter.
(e) Managed net interest margin is presented on a fully taxable equivalent basis.














SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  April 11, 2002                      By:  /s/     M. Scot Kaufman
                                               -------------------------------
                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer